EXHIBIT 10.1

FOURTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of June 23, 2015 (the “Fourth Amendment Effective Date”), is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.
WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 12, 2013, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 5, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2014, and as may be further renewed, extended, amended, restated or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Administrative Agent and Lenders amend the Credit Agreement to reflect the changes set forth below; and
WHEREAS, the Administrative Agent and Lenders party hereto have agreed to such request, subject to the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Unless otherwise defined in this Fourth Amendment, terms used in this Fourth Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Fourth Amendment). The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Fourth Amendment.

Section 2.Amendment to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, but subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

(a)Amended Definitions. The definitions of “Base Rate”, “Consolidated EBITDA”, “Eurodollar Rate, “Loan Documents” and “MET” contained in Section 1.01 of the Credit Agreement shall be amended as indicated below:

(i)The definitions of “Base Rate”, “Consolidated EBITDA”, “Eurodollar Rate, “Loan Documents” and “MET” shall be amended and restated in their entirety as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest per annum determined by the Administrative Agent from time to time in its sole discretion as its prime commercial lending rate for such day for United States Dollar loans made in the United States, and (c) the Eurodollar Rate for an Interest Period of one month plus 1.00%, provided, that if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero. The Administrative Agent’s prime commercial lending rate is not necessarily the lowest rate that it is charging any corporate customer. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.
“Consolidated EBITDA” means, for any period, for the MLP, the Borrower and the Restricted Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, (d) the amount of depreciation, depletion and amortization expense deducted in determining such Consolidated Net Income, (e) to the extent not included in Consolidated Net Income, cash interest payments actually received by the Borrower in respect of subordinated Indebtedness owed by MET and (f) other non-cash charges and expenses, including, without limitation, non-cash charges and expenses relating to Swap Contracts or resulting from accounting convention changes, of the MLP, the Borrower and the Restricted Subsidiaries on a consolidated basis.
“Eurodollar Rate” means for any Interest Period with respect to any Eurodollar Rate Loan:
(a)    the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Reuters LIBOR01 screen (or any successor thereto as may be selected by the Administrative Agent) as administered by the ICE Benchmark Administration (or any successor or substitute administrator) for deposits in Dollars with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, provided, that if such rate shall be less than zero, such rate shall be deemed to be zero, or
(b)    if the rate referenced in the preceding clause ý(a) is not available, the rate per annum determined by the Administrative Agent as the rate of interest (expressed on a basis of three hundred sixty (360) days) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by the Administrative Agent and with a term comparable to such Interest Period as would be offered by the Administrative Agent’s London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, provided, that if such rate shall be less than zero, such rate shall be deemed to be zero.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, each Note, the Master Consent to Assignment, each of the Collateral Documents, the Agent/Arranger Fee Letters, the Engagement Letter, each Committed Loan Notice, each Compliance Certificate, the Guaranties, each Letter of Credit Application and each other agreement, document or instrument executed and delivered by a Loan Party from time to time in connection with this Agreement and the Notes.
“MET” means Martin Energy Trading LLC, a Texas limited liability company.
(b)New Definitions. Section 1.01 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order to read in full as follows:
“Fourth Amendment” means that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of June 23, 2015 by and among the Borrower, MLP, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“Fourth Amendment Effective Date” means June 23, 2015.
“MLP Common Unit Redemption” has the meaning set forth in Section 7.07(e).
“MLP Senior Notes” means (i) the 7.250% Senior Notes due 2021 issued by the MLP and Martin Midstream Finance Corp. and (ii) any other unsecured Indebtedness of the MLP, Martin Midstream Finance Corp., the Borrower and the Guarantors permitted to be incurred under Section 7.04(d),
“MLP Senior Notes Repurchase” has the meaning set forth in Section 7.16.
(c)Amendment to Section 7.06(c) of the Credit Agreement. Section 7.06(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(c)    Dispositions for fair market value in an aggregate amount not to exceed $50,000,000 for the period commencing on the Fourth Amendment Effective Date and ending on December 31, 2015 and not to exceed $50,000,000 in any fiscal year thereafter, so long as (i) no Default or Event of Default then exists or arises as a result thereof, (ii) if a prepayment is required by ýSection 2.03(b)(i), the Borrower shall make such prepayment in accordance with such Section, and (iii) if the fair market value of any Disposition exceeds $20,000,000, then Cash Equivalents comprise at least 75% of the consideration received by the applicable Company in connection therewith;
(d)Amendment to Section 7.07 of the Credit Agreement. Section 7.07 of the Credit Agreement shall be amended by (i) deleting the word “and” from the end of clause (c) of such Section, (ii) replacing the “.” at the end of clause (d) of such Section with “;” and (iii) adding the following clauses (e) and (f) at the end of such Section which shall read in full as follows:

(e)    the MLP may purchase, redeem or otherwise acquire a portion of the common units representing its limited partner interests (the “MLP Common Unit Redemption”), and the Borrower may make Restricted Payments to the MLP to fund the MLP Common Unit Redemption, provided that (i) the aggregate purchase, redemption or other acquisition amount, together with the aggregate amount paid by the MLP and its Subsidiaries for the MLP Senior Notes Repurchases, shall not exceed $25,000,000 for all such redemptions, purchases and other acquisitions, (ii) no Default or Event of Default then exists or arises as a result thereof, (iii) at the time that such purchase, redemption or other acquisition is made and immediately after giving effect thereto, the aggregate Outstanding Amount of all Committed Loans and L/C Obligations are less than ninety percent (90%) of the Aggregate Committed Sum, (iv) at the time that such purchase, redemption or other acquisition is made and immediately after giving effect thereto, the pro forma Leverage Ratio is less than 4.25 to 1.00 and (v) in the case of any such purchase or other acquisition, the Loan Parties comply with Section 7.12 with respect to such purchase or acquisition; and
(f)    the Borrower may make Restricted Payments to the MLP to fund the MLP Senior Notes Repurchases that are permitted by Section 7.16.
(e)Amendment to Section 7.12 of the Credit Agreement. Section 7.12 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(a)     Use the proceeds of any Loan for purposes other than those permitted by ýSection 6.12, (b) use the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation (including on the part of any Lender) of any of the regulations of the Board, including Regulations U and X, or (c) use the proceeds of any Loan (i) to fund any activities or business of any Person that, at the time of such funding, is, the subject of Sanctions or located, organized or a resident in a country or territory that is, or whose government is, the subject of Sanctions or (ii) in any other manner that, to the Borrower’s knowledge, would result in a violation of Sanctions by any Lender, L/C Issuer, Arranger, Administrative Agent or Collateral Agent.
(f)Amendment to Section 7.16 of the Credit Agreement. Section 7.16 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

Section 7.16    Certain Payments of Indebtedness. Voluntarily prepay (whether by redemption, purchase, retirement, defeasance, set-off or otherwise), prior to the stated maturity thereof, the principal amount of any Indebtedness permitted by Section 7.04(d) unless (a) no Default shall exist or would occur immediately after giving effect to such payment and (b) such Indebtedness is repaid solely with funds attributable to the proceeds of other Indebtedness permitted by such Section 7.04(d) or an equity issuance by the MLP, in either case received by a Loan Party no earlier than 90 days prior to the date of such repayment; provided that the MLP may purchase, redeem or otherwise acquire a portion of the MLP Senior Notes (the “MLP Senior Notes Repurchase”), so long as (i) the aggregate purchase, redemption or other acquisition price, together with the aggregate amount of MLP Common Unit Redemptions, shall not exceed $25,000,000 for all such redemptions, purchases and other acquisitions, (ii) no Default or Event of Default then exists or arises as a result thereof and (iii) at the time that such purchase is made and immediately after giving effect thereto, the aggregate Outstanding Amount of all Committed Loans and L/C Obligations are less than ninety percent (90%) of the Aggregate Committed Sum.
Section 3.Conditions of Effectiveness. This Fourth Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a)the Administrative Agent has received a counterpart of this Fourth Amendment executed by the Borrower, the MLP, the other Loan Parties, the Administrative Agent, and the Required Lenders (which may be by telecopy or other electronic transmission);

(b)the Administrative Agent has received a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement as of such date, (iii) since December 31, 2014, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any affiliate for which the Borrower is required to give notice under the Credit Agreement, and (v) no action, suit, investigation or proceeding is pending or, to the knowledge of such officer, threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP’s general partner, or any of their respective properties that could reasonably be expected to have a Material Adverse Effect; and

(c)the Administrative Agent has received such other documents as may be reasonably required by the Administrative Agent or the Arrangers.

Section 4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:

(a)This Fourth Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date, after giving effect to this Fourth Amendment, as if made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

(c)As of the date hereof, after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to this Fourth Amendment and the transactions contemplated hereby.

(d)No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof.

Section 5.Effect of Amendment.

(a)This Fourth Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Fourth Amendment. Except as otherwise expressly provided by this Fourth Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Fourth Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)Each of the undersigned Guarantors is executing this Fourth Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Fourth Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Fourth Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Fourth Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

(c)No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.

Section 6.Miscellaneous. This Fourth Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Fourth Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Fourth Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Fourth Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Fourth Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

Section 7.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS FOURTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.
MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

REDBIRD GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

MOP MIDSTREAM HOLDINGS LLC,
a Delaware limited liability company,
as a Guarantor

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

MARTIN MIDSTREAM NGL HOLDINGS, LLC

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

MARTIN MIDSTREAM NGL HOLDINGS II, LLC

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

CARDINAL GAS STORAGE PARTNERS LLC

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

PERRYVILLE GAS STORAGE LLC

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

ARCADIA GAS STORAGE, LLC

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

CADEVILLE GAS STORAGE LLC

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

MONROE GAS STORAGE COMPANY, LLC

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:    /s/ Rodica Dutka
Name:    Rodica Dutka
Title:    Manager, Agency

ROYAL BANK OF CANADA,
as a Lender and as L/C Issuer

By:    /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Wells Fargo Bank, N.A.,
as a Lender

By:    /s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

REGIONS BANK,
as a Lender

By:    /s/ David Valentine
Name: David Valentine
Title: Senior Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By:    /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director
By:    /s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Jo Ann Vasquez
Name: Jo Ann Vasquez
Title: Vice President

COMPASS BANK,
as a Lender

By:    /s/ Jay S. Tweed
Name: Jay S. Tweed
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By:    /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

CADENCE BANK, N.A.,
as a Lender

By:    /s/ David Anderson
Name: David Anderson
Title: Senior Vice President

CITIBANK, N.A.,
as a Lender

By:    /s/ Daniel A. Davis
Name: Daniel A. Davis
Title: SVP

COMERICA BANK,
as a Lender

By:    /s/ Brian Enzler
Name: Brian Enzler
Title: Senior Vice President

NATIXIS, New York Branch
as a Lender

By:    /s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director
By:    /s/ Jarrett Price
Name: Jarrett Price
Title: Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:    /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ Janet L. Wheeler
Name: Janet L. Wheeler
Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:    /s/ Matthew Molero
Name: Matthew Molero
Title: Sr. Vice President

CIT FINANCE LLC,
as a Lender

By:    /s/ Stewart McLeod
Name: Stewart McLeod
Title: Director

ONEWEST BANK, N.A.,
as a Lender

By:    /s/ Whitney Randolph
Name: Whitney Randolph
Title: Senior Vice President

RAYMOND JAMES BANK, N.A.,
as a Lender

By:    /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

SANTANDER bank, n.a.,
as a Lender

By:    /s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President
By:    /s/ Kel Christensen
Name: Kel Christensen
Title: Vice President

Whitney bank,
as a Lender

By:    /s/ Parker U. Mears
Name: Parker U. Mears
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Chris Chapman
Name: Chris Chapman
Title: Director
By:    /s/ Shai Bandner
Name: Shai Bandner
Title: Vice President

BNP PARIBAS,
as a Lender

By:    /s/ Robert J. Smith
Name: Robert J. Smith
Title: Director
By:    /s/ Joseph Pedroncelli II
Name: Joseph Pedroncelli II
Title: Vice President

GOLDMAN SACHS Bank USA,
as a Lender

By:    /s/ Michelle Latzom
Name: Michelle Latzom
Title: Authorized Signatory

Société Générale,
as a Lender

By:    /s/ Michiel van der Voort
Name: Michiel van der Voort
Title: Managing Director

MORGAN STANLEY BANK, N.A.,
as a Lender

By:    /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Vice President